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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 8, 2002





                                OLIN CORPORATION

             (Exact name of registrant as specified in its charter)


         Virginia                         1-1070                 13-1872319
(State or Other Jurisdiction      (Commission File Number)     (IRS Employer
    of Incorporation)                                        Identification No.)

         P.O. Box 4500, 501 Merritt 7,                           06856-4500
              Norwalk, Connecticut                               (Zip Code)
    (Address of principal executive offices)

                                 (203) 750-3000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5.           Other Events.
                  -------------

         Attached as Exhibit 99.1 and incorporated herein by reference is a copy of the registrant's press release dated May 8, 2002 announcing that Olin and Chase Industries Inc. have entered into a merger agreement under which Chase, a leading manufacturer of brass rod, will become a wholly-owned subsidiary of Olin.

Item 7.           Exhibits.
                  ---------

        Exhibit No.                       Exhibit
        -----------                       -------
           99.1              Press Release, dated May 8, 2002.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          OLIN CORPORATION


                                          By:            /s/ George H. Pain
                                                --------------------------------
                                                Name:    George H. Pain
                                                Title:   Vice President, General
                                                         Counsel and Secretary

Date:  May 8, 2002


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                                  EXHIBIT INDEX


        Exhibit No.                       Exhibit
        -----------                       -------
           99.1              Press Release, dated May 8, 2002.